1
ROSETTA RESOURCES INC.
“The creation of a core asset”
Exhibit 99.1

Forward-Looking Statements
All statements, other than statements of historical fact, included in this presentation are forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, changes in acreage positions, and expected capital expenditures. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures;
operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; pipeline construction difficulties; climatic conditions; availability and cost of material and equipment; the risks associated with operating in a limited number of geographic areas; availability of capital; regulatory developments; environmental risks; general economic and business conditions (including the effects of the worldwide economic recession); industry trends; and other factors detailed in the Company's most recent Form 10-K and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development change), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward
-looking statements except as required by law.
Cautionary Statement Concerning Resources
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that a company anticipates as of a given date to be economically and legally producible by application of development projects to known accumulations. We may use certain terms in this presentation, such as “Risked Project Inventory,” “Project Counts,” “Net Risked Resources,”
“Total Resources,” “Unrisked Potential,” “Unrisked Original Resources in Place,” and “Unrisked EUR Potential” that the SEC's guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized.

• How the play came to fruition for Rosetta?
• How Rosetta defined a ‘sweet spot’ in the southwest?
• The benefits of entering a play early
• Where our positions are across the play
• The creation of a core area for Rosetta: Gates Ranch
 • Fully delineated through horizontal drilling
 • Understanding both vertical and lateral ‘stimulated rock volume’
 • Out performing our expectations
Agenda

•  The Cretaceous-age Eagle Ford Shale has long been known
 as a source rock in the Gulf of Mexico region.
•  Source rocks of Cretaceous age are responsible for having generated 29% of the world’s original recoverable oil and
 gas reserves.
Cretaceous-age source rocks generated petroleum found in
reservoirs located world-wide. For example:
 • Gulf of Mexico
 • North Coast of South America
 • Middle East
 • Russia (Black Sea/Caspian Sea area)
Dark green areas have the
richest source rocks.
So, where were hydrocarbons generated?
Eagle Ford Shale - Among The Most Productive Group Of World-Wide Source Rocks

Determining where the best source rocks are takes an understanding of where to look what to look for …

What we know as South Texas and East Texas today, was actually underwater during Cretaceous times and ideally situated for organic deposits for more than 15 million years …
•  Uplift of land along northern and western part of GOM basin
•  Sands and shales deposited along northern margin of basin
•  Restricted circulation, poorly-oxygenated low-energy marine environment in South Texas and northeast Mexico
•  Deposition of Lower Eagle Ford
•  Sea level rise - Western Interior Seaway opens up
•  Large areas of the landmass are covered by shallow seas
•  Higher energy, well-oxygenated shallow marine
 environmental
•  Deposition of Upper Eagle Ford, followed by the Austin and
 Niobrara chalks
Houston
San
Antonio
Denver
Gulf of
Mexico
San
Antonio
Houston
Gulf of
Mexico
Atlantic
Ocean
Atlantic
Ocean
Late Lower Cretaceous to
Early Upper Cretaceous
(100 m.y. to 92 m.y.)
Early Upper Cretaceous to
Middle Upper Cretaceous
(92 m.y. to 85 m.y.)

What we know as South Texas and East Texas today, was actually underwater during Cretaceous times and ideally situated for organic deposits for more than 15 million years …
•  Uplift of land along northern and western part of GOM basin
•  Sands and shales deposited along northern margin of basin
•  Restricted circulation, poorly-oxygenated low-energy marine environment in South Texas and northeast Mexico
•  Deposition of Lower Eagle Ford
•  Sea level rise - Western Interior Seaway opens up
•  Large areas of the landmass are covered by shallow seas
•  Higher energy, well-oxygenated shallow marine
 environmental
•  Deposition of Upper Eagle Ford, followed by the Austin and
 Niobrara chalks
Gulf of
Mexico
Gulf of
Mexico
Atlantic
Ocean
Atlantic
Ocean
Late Lower Cretaceous to
Early Upper Cretaceous
(100 m.y. to 92 m.y.)
Early Upper Cretaceous to
Middle Upper Cretaceous
(92 m.y. to 85 m.y.)
A
B
A
B

So, when we look at this area, its equally important to determine the source rocks as well as potential reservoir rocks … to best understand hydrocarbon generation, potential migration, and what remains …

Where are the Source Rocks?
Depositional Setting - Lower To Middle Eagle Ford Time (91.5 m.y.)

What information can we acquire to better understand the organic content of the rocks and what generating potential they have?

• Abnormally high rates of organic matter were produced during Eagle ford time
• Organic matter provides the initial building blocks of oil and gas accumulation
• By measuring the total amount of organic carbon in a rock (TOC), a geochemist can determine the quantity of organic matter available for the generation of oil and gas
• The generation of oil and gas is achieved by applying heat to the organic matter (usually as a function of burial depth)
Once very critical characteristics of understanding the relative hydrocarbon generation capability of a rock is its thermal maturity …

Thermal maturity can be easily mapped if you have the data and can provide a valuable insight into areas of the play that offer the highest hydrocarbon generation potential …

Hydrocarbon generation doesn’t always correlate to remaining hydrocarbons …
So, where are the reservoir rocks? Has migration occurred?

Hydrocarbon generation doesn’t always correlate to remaining hydrocarbons …
So, where are the reservoir rocks? Has migration occurred?

Hydrocarbon generation with significant migration to major fields

“Sweet Spot”
Highest Generation without any Migration

Summary: From Concept to Entry
• Water clarity was right for deposition of calcite-rich muds in South Texas
 • Brittle nature of the mud allows for easier hydraulic fracturing of the formation.
• Conditions were right for preservation of organics
 • Highest Total Organic Carbon (TOC) percentages observed in the trend are found in South Texas.
• Absence of the Woodbine sands in South Texas “sandwiched” the Eagle Ford
 • Two carbonate fracture-barriers (underlying Buda Lime and overlying Austin Chalk).
• Exploitable area of the Eagle Ford resource play
 • Focus on and fully understand potential organic geologic situations
 • Focus on and fully understand hydrocarbon generation
 • Focus on and fully understand hydrocarbon migration
 • Focus on and fully understand remaining resource in place
 • Focus on and fully understand reservoir / fluid properties for optimum exploitation

Early entry into a shale play allows for the largest opportunity for value creation …

Especially for a companies that are looking to build legacy assets …

• 4th Quarter 2007
 • Rosetta begins to focus on source rocks and unconventional resources in South Texas
 • Rosetta have more than 100,000 net acres being developed in the Wilcox sands of South Texas
 • What are the source rocks in South Texas?
 • Can we exploit them?
• EOY 2007
 • Rosetta has 5,000 net acres under lease with Eagle Ford potential
• EOY 2008
 • Rosetta has 25,000 net acres under lease with Eagle Ford potential
 • Rosetta drills vertical pilot wells to assess rock quality and resource potential
• EOY 2009
 • Rosetta has 61,000 net acres under lease with Eagle Ford potential
 • Rosetta drills its successful horizontal discovery well in Springer Ranch (14,000 net acres)
 • Rosetta drills its successful horizontal discovery well in Gates Ranch Area (29,500 net acres)
• Mid-year 2010
 • Rosetta has 65,000 net acres under lease with Eagle Ford potential
 • Rosetta begins full delineation of Gates Ranch to ascertain the continuity of well performance and commercial limits if any
 • Rosetta has drilled its 14th horizontal well at Gates Ranch with 100% success rate.
 • Rosetta’s gross production from Gates Ranch exceeds 60 mmcfepd from the initial 12 completed wells.
Rosetta had accumulated roughly 40% of its 65,000 acre position before year-end 2008 and 94% before year-end 2009 …

Gates Ranch Area

Encinal Area

Central Dimmit

Gonzales Area

NE LaSalle Area

Western Webb Area

Rosetta’s drilling focus has been primarily on our Gates Ranch Area .., however, we are about to embark on the delineation of our other liquids-rich areas …
Area	Hydrocarbon Window	Net Acres	Net Locations	Rig Years	Unrisked Net Resource
Gates Ranch Area	Condensate	29,960	300	25	900 bcfe
Encinal Area	Dry Gas	14,500	145	12	435 bcfe
Central Dimmit	Condensate	7,450	74	6	220 bcfe
Gonzales Area	Oil	6,500	65	5	195 bcfe
NE LaSalle Area	Oil	3,450	34	3	100 bcfe
Western Webb	Condensate	3,000	30	3	90 bcfe

Total	77% liquids	64,860	648	54	1940 bcfe

Gates Ranch Area is located on the Webb / Dimmit county line and is Rosetta’s largest acreage position comprising of roughly 26,000 net contiguous acres on the ranch another 3,500 net contiguous acres just a few miles north of the ranch …
Briscoe Map

Eagle Ford Drilling Activity, Gates Ranch—Webb County, Texas
Q3 2009 Drilling Activity
• Gates 05D 9-5
Q1 2010 Drilling Activity
• Gates 05D 3-19
• Gates 05D 4-19
• Gates 05D 13-1287
• Gates 05D 7-7A
• Gates 05D 6-6A
• Gates 09 Rose B 1-23
Q2 2010 Drilling Activity
• Gates 05D 1-2
• Gates 09 Rose B 2-24
• Gates 05D 6-12
• Gates 09 Rose A BVP-2
• Gates 05D 7-15
• Gates 09 Rose A BVP-1
• Gates 09 Rose B 1-26
Q3 2010 Planned Wells
• Gates 05D 3-21
• Gates 10 Rose A 1000-1
• Gates 09 Rose B 1-1
• Gates 09 Rose 2-23
• Gates 10 Rose A 574-1
Q4 2010 Planned Wells
• Gates 05D 14-1287
• Gates 05D 2-20
• Gates 09 Rose A BVP-3
B #1-23

Gates Ranch 05D 3-19 & 4-19

The Gates 05D 9-5 was Rosetta’s second horizontal well in the Eagle Ford Shale. The well targeted a density/gamma ray marker in the upper portion of the lower Eagle Ford.

South Texas Eagle Ford Mineralogy

Micro-seismic has played an important role in our success of understanding how to best stimulate the entire Eagle Ford interval as well as understanding optimum well placements …

Although we have not adjusted our 4 Bcfe EUR model yet, our well performance continues to significantly exceed our expectations … on every well!

With less than 5% of our Gates Ranch Area inventory drilled and producing, we have built a legacy asset from scratch that is currently producing more than 60 mmcfepd …

With early success, tremendous running room, and a staff committed to technical excellence
… its easy to see why we are excited about our future!
Area	Hydrocarbon Window	Net Acres	Net Locations	Rig Years	Unrisked Net Resource
Gates Ranch Area	Condensate	29,960	300	25	900 bcfe
Encinal Area	Dry Gas	14,500	145	12	435 bcfe
Central Dimmit	Condensate	7,450	74	6	220 bcfe
Gonzales Area	Oil	6,500	65	5	195 bcfe
NE LaSalle Area	Oil	3,450	34	3	100 bcfe
Western Webb	Condensate	3,000	30	3	90 bcfe

Total	77% liquids	64,860	648	54	1940 bcfe

NGL’s Cannot Be Ignored-A Market Overview

NGL’s Cannot Be Ignored-A Market Overview
Barrel Component	% of Bbl	% WTI	Hedged Volume	$/GAL	$/Bbl
Ethane	50%	25%	-	-	-
Propane	25%	50%	350	1.00	41.92
Butane (I&N)	17%	86%	210	1.33	55.50
Natural Gasoline	8%	92%	140	1.68	70.61
Avg. Price per Bbl		47%	700	1.23	51.74

Financial Strategy
• Selective hedging program:
 • Gas hedges of 55,000 MMBtu/d in 2H’10
 • 50,000 MMBtu/d in 2011
 • Oil hedges of 800 Bbl/d in 2011
 • NGL hedges of 700 Bbl/d in 2011
1 Adjusted for the high yield offering

Appendix 1 of 3: 3-Stream Process Flow - Gates Ranch
Note: This example describes the 3-streams of production from the average 2010 Gates Ranch horizontal wells (based on completions as of July, 2010) and also provides a “rule of thumb” factor to convert “net
Rosetta sales volumes” (measured in Mcfe/d) to “gross wellhead gas” (measured in Mcf/d.) This is important for understanding Rosetta’s takeway capacity situation. As described, gross wellhead gas, and therefore takeaway capacity, is multiplied by ~1.3 to determine net sales to Rosetta.

Appendix 2 of 3: Converting Wellhead to Sales

Appendix 3 of 3: Converting to Net 3-Stream Volumes

2009 Initial Rosetta Discovery Wells
Industry Activity
• Current position stands at ~64,000
 net acres
• 75% in liquids-rich window
• Average working interest of 90-
 100%
• Total of 18 horizontal wells drilled
 in play since inception
• Currently producing in excess of 50
 MMcfe/d net, with ~15 MMcfe/d
 curtailed
• Infrastructure projects underway
 to increase takeaway
• Increasing to 3-rig program in 3Q
• Expect to drill 30-35 Eagle Ford
 wells in 2010
Eagle Ford Shale - “Concept to Core”